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                       STATEMENT OF ADDITIONAL INFORMATION

                DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC.

 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ
    IN CONJUNCTION WITH A PROSPECTUS FOR THE APPROPRIATE CLASS OF SHARES. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL
       REPORT, WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS STATEMENT OF
    ADDITIONAL INFORMATION. A COPY OF EACH PROSPECTUS AND EACH ANNUAL REPORT
         MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER, OR SHAREHOLDER SERVICING AGENT, OR BY WRITING OR CALLING THE FUND AT PO BOX
               17250, BALTIMORE, MARYLAND 21203, (800) 730-1313.

           Statement of Additional Information dated August 1, 2001, as supplemented through April 23, 2002

                Relating to Prospectuses dated, August 1, 2001,
                  as supplemented through April 23, 2002 for:

               Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.

                               Cash Reserve Shares
              (Prime Series, Treasury Series and Tax-Free Series)

                              Institutional Shares
              (Prime Series, Treasury Series and Tax-Free Series)

                           Quality Cash Reserve Shares
                                 (Prime Series)

                                       and

               Deutsche Asset Management Cash Reserve Prime Shares
              (Formerly Flag Investors Cash Reserve Prime Shares)
                           (Class A, B and C Shares)

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                                TABLE OF CONTENTS

                                                                            Page

Introduction ..................................................................1
The Fund and Its Shares .......................................................1
Investment Program ............................................................2
Investment Restrictions .......................................................6
Share Purchases and Redemptions ...............................................7
Dividends and Taxes ...........................................................8
Management of the Fund .......................................................11
The Investment Advisor .......................................................15
Distributor ..................................................................16
Portfolio Transactions .......................................................19
Semi-Annual and Annual Reports ...............................................21
Independent Accountants ......................................................21
Legal Matters ................................................................21
Transfer Agent, Custodian and Accounting Services ............................21
Principal Holders of Securities ..............................................22
Current Yield ................................................................23
Financial Statements .........................................................24
Appendix A ..................................................................A-1

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                                  INTRODUCTION

     Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. (formerly, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc.) (the 'Fund') is a mutual fund. The rules and regulations of the Securities and Exchange Commission (the 'SEC') require all mutual funds to furnish prospective investors certain information concerning the activities of the company being considered for investment. There are four separate Prospectuses for the Fund's shares. These Prospectuses may be obtained without charge from your Participating Dealer or Shareholder Servicing Agent or by writing the Fund, PO Box 17250, Baltimore, Maryland 21203. Investors may also call (800) 730-1313. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses; and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Unless otherwise noted, the term 'Prospectus' as used herein refers to the Prospectus for each class of the Fund's shares. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                             THE FUND AND ITS SHARES

     The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended, (the '1940 Act') and its shares are registered under the Securities Act of 1933 (the '1933 Act'). The Fund was organized as a corporation under the laws of the State of Maryland on November 19, 1980, reorganized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985 and, following certain changes in Maryland law, reorganized as a Maryland corporation effective April 5, 1990.

     The Fund offers three series of shares (each such series is referred to herein as a 'Series' and collectively as the 'Series'):

     o    Prime Series
     o    Treasury Series
     o    Tax-Free Series

     There are currently six classes of the Prime Series, designated as the Deutsche Bank Alex. Brown Cash Reserve Prime Shares, the Deutsche Asset Management Cash Reserve Prime Class A Shares (formerly, Flag Investors Cash Reserve Prime Class A Shares), the Deutsche Asset Management Cash Reserve Prime Class B Shares (formerly, Flag Investors Cash Reserve Prime Class B Shares), the Deutsche Asset Management Cash Reserve Prime Class C Shares (formerly, Flag Investors Cash Reserve Prime Class C Shares), the Deutsche Bank Alex. Brown Cash Reserve Prime Institutional Shares and the Quality Cash Reserve Prime Shares. Prior to April 9, 2001 the Deutsche Asset Management Cash Reserve Prime Class A, B and C Shares were known as the Flag Investors Cash Reserve Prime Class A, B and C Shares. There are currently two classes of the Treasury Series, designated as the Deutsche Bank Alex. Brown Cash Reserve Treasury Shares and the Deutsche Bank Alex. Brown Cash Reserve Treasury Institutional Shares. There are currently two classes of the Tax-Free Series, designated as the Deutsche Bank Alex. Brown Cash Reserve Tax-Free Shares and the Deutsche Bank Alex. Brown Cash Reserve Tax-Free Institutional Shares. Effective May 7, 2001, Deutsche Asset Management changed the name of its 'Flag Investors' family of mutual funds to 'Deutsche Asset Management'. As a result, certain classes of the Fund have changed their names. This change resulted in modifications to the presentation of prospectuses, periodic reports and other publications on behalf of certain classes of the Fund.

     The term 'majority of the outstanding shares' of either the Fund or a particular Series or class means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund or such Series or class present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares of the Fund or such Series or class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund or such Series or class.

     Shareholders do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all classes voting together for the election of directors may elect all of the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

     The Board of Directors may classify or reclassify any unissued shares of any class or classes in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

     The Fund's Articles of Incorporation authorize the issuance of shares, each with a par value of $.001. The Board of Directors may increase or (within limits) decrease the number of authorized shares without shareholder approval. A share of a Series represents an equal proportionate interest in such Series with each other share of that Series and is entitled to a proportionate

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interest in the dividends and distributions from that Series except to the extent such dividends and distributions may be affected by differences in the expenses allocated to a particular class.

     The assets received by the Fund for the issue or sale of shares of each Series and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that Series, and constitute the underlying assets of that Series. The underlying assets of each Series are segregated and are charged with the expenses attributable to that Series and with a share of the general expenses of the Fund as described below under 'Expenses.' While the expenses of the Fund are allocated to the separate books of account of each Series, certain expenses may be legally chargeable against the assets of all Series. In addition, expenses of a Series that are attributable to a particular class of shares offered by that Series are allocated to that class. See 'Expenses.'

     The Fund's charter provides that the directors and officers of the Fund will not be liable to the Fund or its shareholders for any action taken by such director or officer while acting in his or her capacity as such, except for any liability to which the director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Fund's charter provides for indemnification by the Fund of the directors and officers of the Fund except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Fund. Such person may not be indemnified against any liability to the Fund or the Fund's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Fund's charter also authorizes the purchase of liability insurance on behalf of the directors and officers.

     The Fund will not normally hold annual shareholders' meetings. Directors may be removed from office by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Fund. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a director, the Fund will undertake to provide a list of shareholders or to disseminate appropriate materials.

     Except as otherwise disclosed in the Prospectus and in this Statement of Additional Information, the directors shall continue to hold office and may appoint their successors.

                               INVESTMENT PROGRAM

Treasury Series

     The Treasury Series may invest in securities issued or guaranteed by the U.S. Government including U.S. Treasury securities such as bills, notes, bonds and other obligations. The Treasury Series may also invest, to a limited extent, in repurchase agreements collateralized by U.S. Government securities and in adjustable rate obligations. Such investments will be made only when it is necessary to ensure that the Series is fully invested while satisfying its liquidity requirements. The Treasury Series may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities.

     The Treasury Series may invest up to 10% of its total assets in non-affiliated money market funds with investment objectives and policies that are comparable to those of the Treasury Series. The Treasury Series will invest only in non-affiliated money market mutual funds that maintain a 'AAA' rating by a nationally recognized statistical ratings organization ('NRSRO').

Prime Series

     The Prime Series may invest in U.S. Treasury obligations consisting of marketable securities and instruments issued by the U.S. Treasury, including bills, notes, bonds and other obligations and repurchase agreements collateralized by U.S. Treasury securities. The Prime Series may also invest in obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government. Some of these obligations are backed by the full faith and credit of the U.S. Government (e.g., the Government National Mortgage Association), others are supported by the issuing agency's right to borrow from the U.S. Treasury (e.g., securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (e.g., Fannie Mae).

     The Prime Series may invest up to 10% of its total assets in non-affiliated money market funds with investment objectives and policies that are comparable to those of the Prime Series. The Prime Series will invest only in non-affiliated money market mutual funds that maintain a 'AAA' rating by a nationally recognized statistical ratings organization ('NRSRO').

                                       2

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     The Prime Series may invest in highly rated insurance company funding agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows the Fund to return it to the insurance company prior to maturity. The Fund will purchase funding agreements with unconditional puts of 30 or 90 days or less. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. The Fund will only purchase funding agreements with counterparty ratings of A1+ by S&P or P1 by Moody's. Funding agreements are considered 'illiquid' securities and will count towards the 10% maximum limit that may be held by the Prime Series. The Fund anticipates investing only 3-4% of the Prime Series' assets in these instruments.

     The Prime Series may also invest in a broad range of commercial and bank obligations that the Fund's investment advisor (the 'Advisor'), under guidelines established by the Board of Directors, believes present minimal credit risk and that satisfy the criteria for an 'Eligible Security' as defined in Rule 2a-7 under the 1940 Act as described below.

     The Prime Series may invest in instruments consisting of commercial paper and variable amount master demand notes. Commercial paper obligations are short-term, unsecured negotiable promissory notes of U.S. or foreign corporations that at the time of purchase meet the rating criteria as an 'Eligible Security' (as defined in Rule 2a-7 under the 1940 Act as described below). Investments in foreign commercial paper generally involve risks similar to those described below relating to obligations of foreign banks or foreign branches of U.S. banks.

     Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the quality criteria described below. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal amount of the note on relatively short notice. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Prime Series might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

     The Prime Series may also invest in bank instruments consisting mainly of certificates of deposit and bankers' acceptances that (i) are issued by U.S. and foreign banks that satisfy applicable quality standards; or (ii) are fully insured as to principal and interest by the Federal Deposit Insurance Corporation. For purposes of the Fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Directors, deems the instruments to present minimal credit risk, the Prime Series may invest in obligations of foreign banks or foreign branches of U.S. banks which may include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, differing reserve requirements, reporting and recordkeeping requirements and accounting standards, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     The Prime Series may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by the Advisor, acting under the supervision of the Board of Directors, to be of comparable quality and are rated in the top three highest long-term rating categories by a NRSRO rating such security.

Tax-Free Series

     The Tax-Free Series may invest in municipal securities consisting of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public purposes (including the construction of a wide range of public facilities), for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities ('private activity bonds'); provided

                                       3

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that the interest paid on such debt obligations and private activity bonds, in the opinion of bond counsel, is exempt from federal income taxes.

     The Tax-Free Series may also invest in instruments consisting of commercial paper and variable amount master demand notes. Commercial paper obligations are short-term, unsecured negotiable promissory notes of U.S. or foreign corporations that at the time of purchase meet the rating criteria as an 'Eligible Security' (as defined in Rule 2a-7 under the 1940 Act as described below). Investments in foreign commercial paper generally involve risks similar to those described below relating to obligations of foreign banks or foreign branches of U.S. banks.

     Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the quality criteria described below. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal amount of the note on relatively short notice. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Tax-Free Series might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

     The Tax-Free Series invests in high quality municipal securities that the Advisor believes, under guidelines established by the Board of Directors, present minimal credit risk and that at the time of purchase are rated within the two highest credit categories assigned by a NRSRO (provided that such purchases would be further limited unless the instrument meets the definition of an 'Eligible Security' as defined in Rule 2a-7 under the 1940 Act), including:
(1) bonds rated Aaa or Aa by Moody's or AAA or AA by S&P; (2) municipal commercial paper rated Prime-1 or Prime-2 by Moody's or A-1+, A-1 or A-2 by S&P;
(3) municipal notes and floating and variable rate demand obligations rated SP-1 or higher by S&P or MIG2 or VMIG or higher by Moody's; and (4) obligations secured by letters of credit providers rated within the two highest categories by any nationally recognized bank rating agency approved by the Fund's Board of Directors. The Tax-Free Series may purchase unrated securities if they are determined by the Advisor, under guidelines established by the Board of Directors, to be of comparable value to those obligations rated in the categories described above.

     The Tax-Free Series may invest up to 10% of its total assets in non-affiliated money market funds with investment objectives and policies that are comparable to those of the Tax-Free Series. The Tax-Free Series will invest only in non-affiliated money market mutual funds that maintain a 'AAA' rating by a NRSRO.

     The Tax-Free Series may hold cash reserves pending investment in municipal securities.

     It is a fundamental policy of the Tax-Free Series to have its assets invested so that at least 80% of the Series' income will be exempt from federal income taxes, and it is the Tax-Free Series' present intention (but it is not a fundamental policy) to invest its assets so that 100% of its annual interest income will be tax-exempt. The Tax-Free Series may invest without limitation in tax-exempt municipal securities subject to alternative minimum tax.

     The Tax-Free Series will seek to avoid the purchase of private activity bonds, the interest on which would be considered to be an item of preference for purposes of alternative minimum tax liability for individuals under the Internal Revenue Code of 1986, as amended.

Other Investment Practices

     From time to time, on a temporary basis or for defensive purposes, however, the Fund may invest up to all of its assets in taxable short-term investments that meet the criteria for investment for the Treasury or Prime Series as described above.

     The Fund may enter into the following arrangement with respect to any
Series:

     When-issued Securities involving commitments by a Series to purchase portfolio securities on a 'when-issued' basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. A Series will generally not pay for such securities or start earning interest on them until they are received. When-issued commitments will not be used for speculative purposes and will be entered into only with the intention of actually acquiring the securities.

     The Prime Series and the Treasury Series may also enter into the following arrangement:

     Repurchase Agreements under which the Series acquires ownership of an obligation and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Series' holding period. Although the underlying collateral for repurchase agreements may have maturities exceeding 397 days, repurchase agreements entered into by a Series will not have a stated maturity in excess of seven days from the date of purchase. A Series may enter into repurchase agreements with institutions that the Advisor believes present minimal credit risk. Default by, or bankruptcy proceedings with respect to the seller may, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

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     The Prime Series may also enter into the following arrangements.

     Reverse Repurchase Agreements involving the sale of money market instruments held by the Prime Series, with an agreement to repurchase the instruments at an agreed upon price and date. The Prime Series will employ reverse repurchase agreements only when necessary to meet unanticipated net redemptions so as to avoid liquidating other money market instruments during unfavorable market conditions. The Prime Series will utilize reverse repurchase agreements when the interest income to be earned from portfolio investments that would otherwise have to be liquidated to meet redemptions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities retained by the Prime Series in lieu of liquidation may decline below the repurchase price of the securities the Prime Series is obligated to repurchase.

     The Prime Series may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.

     To secure prices deemed advantageous at a particular time, the Prime Series may purchase securities on a delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Prime Series will enter into delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. Securities purchased on a delayed-delivery basis may expose the Prime Series to risk because the securities may experience fluctuations in value prior to their actual delivery. The Prime Series does not accrue income with respect to a delayed-delivery security prior to its stated delivery date. Purchasing securities on a delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Upon purchasing a security on a delayed-delivery basis, the Prime Series will segregate cash or liquid securities in an amount at least equal to the delayed-delivery commitment.

     Each Series may invest in instruments that have certain minimum ratings of either Moody's or S&P as permitted by the investment objective, policies and restrictions of each such Series. Investments of commercial paper may be precluded unless a particular instrument is an 'Eligible Security' as defined in Rule 2a-7 under the 1940 Act. Rule 2a-7 defines 'Eligible Security' as follows:

     (i) security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of Short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) by the Requisite NRSROs1 in one of the two highest rating categories for Short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

     (ii) security:

          (A) that at the time of issuance was a Long-term security but that has a remaining maturity of 397 calendar days or less, and

          (B) whose issuer has received from the Requisite NRSROs a rating, with respect to a class of Short-term debt obligations (or any security within that class) that is now comparable in priority and security with the security, in one of the three highest rating categories for Short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing); or


--------------------
/1/ 'Requisite NRSRO' shall mean (a) any two nationally recognized statistical ratings organizations that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time the Fund purchases or rolls over the security, that NRSRO. At present the NRSROs are: Standard & Poor's Ratings Group, Moody's Investors Service, Inc., and Fitch, Inc. Subcategories or gradations in ratings (such as a '+' or '-') do not count as rating categories.

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          (iii) an Unrated Security that is of comparable quality to a security meeting the requirements of paragraphs (i) or (ii) of this section, as determined by the money market fund's board of directors; provided, however, that:

                (A) the board of directors may base its determination that a Standby Commitment is an Eligible Security upon a finding that the issuer of the commitment presents a minimal risk of default; and

                (B) a security that at the time of issuance was a Long-term security but that has a remaining maturity of 397 calendar days or less and that is an Unrated Security2 is not an Eligible Security if the security has a Long-term rating from any NRSRO that is not within the NRSRO's three highest categories (within which there may be sub-categories or gradations indicating relative standing).

     See Appendix A following this Statement of Additional Information for a description of the minimum ratings of certain NRSROs for instruments in which each Series may invest.

                             INVESTMENT RESTRICTIONS

     The investment restrictions applicable to the Fund's investment program are set forth below. As a matter of fundamental policy, which may not be changed without a majority vote of shareholders (as that term is defined in this Statement of Additional Information under the heading 'The Fund and Its Shares'), no Series will:

     (1) purchase securities of any issuer (other than obligations of the U.S. Government, its agencies or instrumentalities and any municipal securities guaranteed by the U.S. Government) if immediately after such purchase more than 5% of the value of the Series' assets would be invested in such issuer;

     (2) borrow money or issue senior securities, except that (i) any Series may borrow money for temporary purposes in amounts up to 10% of the value of such Series' total assets at the time of borrowing; (ii) the Prime Series may enter into reverse repurchase agreements in accordance with its investment program and (iii) any Series may enter into commitments to purchase securities in accordance with its investment program;

     (3) make loans, except that each Series may purchase or hold debt instruments in accordance with its respective investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements;

     (4) underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with a Series' investment program may be deemed an underwriting;

     (5) invest in real estate (a Series may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein);

     (6) purchase or sell commodities or commodities contracts, provided that each Series may invest in financial futures and options on such futures.

     The Prime Series may not purchase any commercial paper or variable rate demand notes that would cause more than 25% of the value of the Series' total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

     The following investment restrictions apply to the Tax-Free Series:

     (1) The Tax-Free Series may not purchase any securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit and guarantees of banks) that would cause more than 25% of the value of the Series' total net assets at the time of such purchase to be invested in (i) securities of one or more issuers conducting their principal activities in the same state; (ii) securities, the interest on which is paid from revenues of projects with similar characteristics; or (iii) industrial development bonds the obligors of which are in the same industry;


--------------------
/2/ An 'unrated security' is a security (i) issued by an issuer that does not have a current short-term rating from any NRSRO, either as to the particular security or as to any other short-term obligations of comparable priority and security; (ii) that was a long-term security at the time of issuance and whose issuer has not received from any NRSRO a rating with respect to a class of short-term debt obligations now comparable in priority and security; or (iii) a security that is rated but which is the subject of an external credit support agreement not in effect when the security was assigned its rating, provided that a security is not an unrated security if any short-term debt obligation issued by the issuer and comparable in priority and security is rated by any NRSRO.

     (2) The Tax-Free Series will be invested so that at least 80% of the Series' income will be exempt from federal income taxes.

     The following investment restriction may be changed by a vote of the majority of the Board of Directors of the Fund. No Series will invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days.

                         SHARE PURCHASES AND REDEMPTIONS

Purchases and Redemptions

     A complete description of the manner by which the Fund's shares may be purchased or redeemed appears in the Prospectus for that class under the heading 'Buying and Selling Fund Shares.' The Fund reserves the right to suspend the sale of shares at any time.

     The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC making disposal of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

Net Asset Value Determination

     The net asset value of the Treasury Series and the Tax-Free Series is determined daily as of 11:00 a.m. (Eastern time) and the net asset value of the Prime Series is determined daily as of 12:00 noon (Eastern time) each day that the Fund's custodian and the New York Stock Exchange are open for business.

     For the purpose of determining the price at which shares of each class of each Series are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments of such Series as set forth below; (b) deducting such Series' and class' liabilities; (c) dividing the resulting amount by the number of outstanding shares of such class; and (d) rounding the per share net asset value to the nearest whole cent. As discussed below, it is the intention of the Fund to seek to maintain a net asset value per share of $1.00 for each class of each Series.

     The instruments held in each Series' portfolio are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold all the securities in its portfolios. During periods of declining interest rates, the daily yield for any Series computed as described under 'Dividends and Taxes' below, may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund results in a lower aggregate portfolio value for a Series on a particular day, a prospective investor in such Series would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in such Series would receive less investment income. The converse would apply in a period of rising interest rates.

     The valuation of portfolio instruments based upon their amortized cost, the calculation of the per share net asset value to the nearest whole cent and the concomitant maintenance of the net asset value per share of $1.00 for each class of each Series is permitted in accordance with rules and regulations of the SEC applicable to money market funds, as amended, effective June 1, 1991, which require the Fund to adhere to certain quality, maturity and diversification conditions. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less for each Series, purchases only instruments having remaining maturities of 397 days or less and invests only in securities determined by the Advisor to be of high quality with minimal credit risk. The Board of Directors is required to establish procedures designed to stabilize, to the extent reasonably practicable, the Fund's price per share at $1.00 for each class of each Series as computed for the purpose of sales and redemptions. Such procedures include review of each Series' portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for any class of any Series deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders of the relevant class or Series. In the event the Board of Directors determines that such a deviation exists for any class of any Series, it will take such corrective action as it deems necessary and appropriate, including sales of portfolio instruments prior to maturity to realize capital gains; withholding of dividends; redemption of shares in kind; or establishment of a net asset value per share by using available market quotations.

                              DIVIDENDS AND TAXES


Dividends

     All of the net income earned on the Prime Series, Treasury Series and the Tax-Free Series is declared daily as dividends to the respective holders of record of shares of each class of each Series. The net income of each Series for dividend purposes (from the time of the immediately preceding determination thereof) consists of (a) interest accrued and discount earned (including both original issue and market discount), if any, on the assets of such Series and any general income of the Fund prorated to the Series based on its relative net assets, less (b) amortization of premium and accrued expenses for the applicable dividend period attributable directly to such Series and general expenses of the Fund prorated to each such Series based on its relative net assets. Expenses attributable to a class of a Series are allocated to that class. Although realized gains and losses on the assets of each Series are reflected in the net asset value of such Series, they are not expected to be of an amount which would affect the net asset value of any Series of $1.00 per share for the purposes of purchases and redemptions. Realized gains and losses may be declared and paid yearly or more frequently. The amount of discount or premium on instruments in each Series is fixed at the time of their purchase. See 'Net Asset Value Determination' above.

     Should the Fund incur or anticipate any unusual expense, loss or depreciation which would adversely affect the net asset value per share or net income per share of any class of a Series for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of any class of a Series was reduced, or was anticipated to be reduced, below $1.00, the Board of Directors might suspend further dividend payments with respect to such class or Series until the net asset value returns to $1.00. Thus, the expense, loss or depreciation might result in a shareholder (i) receiving no dividends for the period during which the shareholder held shares of such class or Series or (ii) receiving upon redemption a price per share lower than that which he paid.

     Dividends on all classes of a Series are normally payable on the first day that a share purchase or exchange order is effective but not on the day that a redemption order is effective. Share purchases for the Treasury Series and the Tax-Free Series effected before 11:00 a.m. (Eastern Time) and Share purchases for the Prime Series effected before 12:00 noon (Eastern Time) begin to earn dividends on the same business day. Dividends are declared daily and reinvested monthly in the form of additional full and fractional shares of the same Series at net asset value unless the shareholder has elected to have dividends paid in cash.

Taxes

     The following is only a summary of certain additional federal income tax considerations generally affecting the Series and their shareholders that are not described in the Series' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Series or their shareholders, and the discussion here and in the Series' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

     The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the 'Code') and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

     Each Series intends to qualify and elect to be treated as a 'regulated investment company' ('RIC') as defined under Subchapter M of the Code. Accordingly, a Series must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of a Series' taxable year, (i) at least 50% of the market value of a Series' total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of a Series' total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that a Series controls and which are engaged in the same, similar, or related trades or businesses.

     In addition to the requirements described previously, in order to qualify as a RIC, a Series must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If a Series meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or net realized capital gains that it distributes to shareholders.

     The Treasury Series may make investments in securities (such as STRIPS) that bear an 'original issue discount' or 'acquisition discount' (collectively, 'OID Securities'). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Series must distribute to satisfy the Distribution Requirement. In some cases, the Series may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

     Although each Series intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Series will be subject to federal income taxation to the extent any such income or gains are not distributed.

     If a Series fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Series' current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board of Directors reserves the right not to maintain the qualification of a Series as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Series Distributions

     Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of a Series' earnings and profits. Each Series anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

     Each Series may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ('net capital gains'), if any. If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held shares. If any such gains are retained, a Series will pay federal income tax thereon, and, if a Series makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Series shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by a Series as a refundable credit.

     If a Series' distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Series and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

     Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require a Series to adjust distributions in order to maintain a $1.00 net asset value. These procedures may result in under-or over-distributions of net investment income.

     Because each of the Series' income is derived primarily from interest rather than dividends, no portion of a Series' distributions generally will be eligible for the corporate dividends-received deduction.

     Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Series in the year in which the dividends were declared.

     Each Series will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Series during the year. In certain cases, a Series will be required to withhold and remit to the Internal Revenue Service distributions payable to you equal to the current backup withholding tax rate if you (1) have failed to provide a correct tax identification number, (2) are subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or (3) have failed to certify to the Fund that you are not subject to backup withholding.

Sale or Exchange of Series Shares

     Redemptions and exchanges of Series' shares are taxable transactions for federal and state income tax purposes. However, because each Series seeks to maintain a constant $1.00 per share net asset value, you should not expect to realize a capital gain or loss upon redemption or exchange of your shares in a Series. If gain or loss does arise on the sale or exchange of a share, such gain or loss will be long-term if you held the share for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed net capital gains of a Series with respect to such share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Series that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Federal Excise Tax; Miscellaneous Considerations;

     If a Series fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Series will be subject to a nondeductible 4% Federal excise tax on undistributed amounts not meeting the 98% threshold. Each Series intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all taxes.

     A Series may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Series are treated as ordinary income or capital gain, accelerate the recognition of income to a Series and/or defer a Series' ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Series.

     If you are a non-U.S. investor in a Series, you may be subject to U.S. withholding and estate tax and are encouraged to consult your tax advisor prior to investing in a Series.

State and Local Taxes

     Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Series. Investments in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Additional Tax Information For The Tax-Free Series

     The Tax-Free Series intends to qualify to pay 'exempt-interest dividends' to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Tax-Free Series' net tax-exempt interest income will be 'exempt-interest dividends' that are excluded from your gross income for federal income tax purposes. Exempt-interest dividends may, however, have collateral federal income tax consequences, including alternative minimum tax consequences, as discussed below.

     The percentage of income that constitutes 'exempt-interest dividends' will be determined for each year for the Tax-Free Series and will be applied uniformly to all dividends declared with respect to the Tax-Free Series during that year. This percentage may differ from the actual percentage for any particular day.

     Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the 'Alternative Minimum Tax'). The Alternative Minimum Tax is imposed at a maximum rate of up to 28% in the case of non-corporate taxpayers and at a maximum rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain 'private activity bonds' issued after August 7, 1986, generally will be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's 'adjusted current earnings,' as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

     Any interest on indebtedness you incur or continue to purchase or carry shares of the Tax-Free Series will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for 'losses incurred' will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a 'branch profits tax' on their 'dividend equivalent amount' for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their 'passive investment income,' which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by you during any taxable year will be included in your gross income if your 'modified adjusted gross income' (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by you during that taxable year exceeds the base amount described in Section 86 of the Code.

     Entities or persons who are 'substantial users' (or persons related to 'substantial users') of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares. 'Substantial user' is defined generally as including a 'non-exempt person' who regularly uses in trade or business a part of such a facility.

     Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Tax-Free Series to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

     Issuers of bonds purchased by the Tax-Free Series (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

     The Series may not be a suitable investment for you if you are a tax-exempt shareholder or plan because you would not gain any additional benefit from the receipt of exempt-interest dividends.

     Exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

                             MANAGEMENT OF THE FUND

Directors and Officers

     The Fund's Board of Directors manages the Fund's overall business and affairs. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its advisor, distributor, custodian and transfer agent.

     The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*RICHARD T. HALE, Chairman and President (7/17/45)
Managing Director, Deutsche Banc Alex. Brown Inc. (formerly, DB Alex. Brown
LLC); Deutsche Asset Management Americas; Director and President, Investment Company Capital Corp. (registered investment advisor); Director and/or President, Deutsche Asset Management mutual funds (registered investment companies); Chartered Financial Analyst. Formerly, Director, ISI Family of Funds (registered investment companies).

RICHARD R. BURT, Director (2/3/47)
IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment); Director, Mitchell Hutchins family of funds (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, Partner, McKinsey & Company (consulting), 1991-1994; U.S. Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and U.S. Ambassador to the Federal Republic of Germany, 1985-1989.

JOSEPH R. HARDIMAN, Director (5/27/37)
8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker-dealer), Corvis Corporation (optical networks), Brown Investment Advisory & Trust Company (investment advisor), The Nevis Fund, Inc. (registered investment company), and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), November 1998 - January 1999; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.), 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.), 1976-1985; Director, Flag Investors Emerging Growth Fund, Inc. (now known as Emerging Growth Fund, Inc.) and Flag Investors Short-Intermediate Income Fund, Inc. (now known as Short-Intermediate Income Fund, Inc.), resigned 2000.

LOUIS E. LEVY, Director (11/16/32)
26 Farmstead Road, Short Hills, New Jersey 07078. Director, Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Director, Kimberly-Clark Corporation (personal consumer products), retired 2000 and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
Duke University Investment Counsel, 2200 West Main Street, Suite 240, Durham, North Carolina 27705. Executive Vice President, Investment Counsel, Duke University; Director, Victory Funds (registered investment companies); Lead Director, National Commerce Bank Corporation (NCBC) (banking); and Chairman, Winston Hedged Equity Group. Formerly, Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking); Director, AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies); President, Duke Management Company (investments), retired 2000; and Executive Vice President, Duke University (education, research and health care).

REBECCA W. RIMEL, Director (4/10/51)
The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management). Formerly, Executive Director, The Pew Charitable Trusts and Director, ISI Family of Funds (registered investment companies).

*TRUMAN T. SEMANS, Director (10/27/26)
Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, Maryland 21202. Vice Chairman, Brown Investment Advisory & Trust Company (investment advisor); Director and Chairman, Virginia Hot Springs Inc. (property management); and Director, Argonex (biotechnology company). Formerly, Managing Director and Vice Chairman, Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.); Director Investment Company Capital Corp. (registered investment advisor) and Director, ISI Family of Funds (registered investment companies).

CARL W. VOGT, Esq., Director (4/20/36)
Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, DC 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment), and ISI Family of Funds (registered investment companies). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); Interim President of Williams College and President, certain funds in the Flag Investors Family of Funds (now part of the Deutsche Asset Management Family of Funds) (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)
4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, Investment Company Administration LLC; President and Trustee, Trust for Investment Managers (registered investment company); President and Director, First Fund Distributors, Inc. (registered broker-dealer); Director, The Germany Fund, Inc., The New Germany Fund Inc., The Central European Equity Fund, Inc., and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies). Formerly, President, Guinness Flight Investment Funds, Inc. (registered investment companies).

CHARLES A. RIZZO, Treasurer (8/5/57)
Director, Deutsche Asset Management; Certified Public Accountant and Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1998-1999; Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1993-1998.

AMY M. OLMERT, Secretary (5/14/63)
Director, Deutsche Asset Management; Certified Public Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1997-1999 and Senior Manager, Coopers & Lybrand, L.L.P. (now PricewaterhouseCoopers LLP), 1992-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)
Director, Deutsche Asset Management; Formerly, Principal, BT Alex. Brown Incorporated, (now Deutsche Banc Alex. Brown Inc.), 1998-1999; Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

--------------------
* Messrs. Semans and Hale are directors who are 'interested persons,' as defined in the 1940 Act.

     Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by Investment Company Capital Corp. ('ICCC') or its affiliates. These funds are part of the Deutsche Asset Management Fund Complex (the 'Fund Complex'), which includes all the funds that formerly were part of the Flag Investors Funds Complex, as well as other funds. Mr. Semans serves as Chairman of six funds and as a Director of 18 other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds, and President and Director or Trustee of each of the funds in the Fund Complex. Ms. Rimel and Messrs. Burt, Vogt, Levy, McDonald and Wadsworth serve as Directors of 24 funds in the Fund Complex. Mr. Hardiman serves as Director of 22 funds in the Fund Complex. Mr. Rizzo serves as Treasurer of each of the funds in the Fund Complex. Ms. Olmert serves as Secretary and Mr. Hirsch serves as Assistant Secretary of 24 funds in the Fund Complex.

     Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with Deutsche Bank Securities, Inc. (formerly, Deutsche Banc Alex. Brown Inc.) or its affiliates in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

     Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and directors of the Fund who are officers or directors of Deutsche Asset Management or ICCC may be considered to have received remuneration indirectly. As compensation for his or her services, each director who is not an 'interested person' of the Fund (as defined in the 1940 Act) (an 'Independent Director') receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit and Executive Committees receive an annual fee for their services. Payment of such fees and expenses are allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended March 31, 2001, Independent Directors' fees paid (including fees paid to the Fund's former President) attributable to the assets of the Fund totaled $238,759.

     The following table shows aggregate compensation payable to each of the Fund's directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended March 31, 2001.

                               COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------
Name of Person,                 Aggregate Compensation       Pension or Retirement        Total Compensation from
Position                        from the Fund Payable to     Benefits Accrued as Part     the Fund and the Fund
                                Directors for the Fiscal     of Fund Expenses             Complex Payable to
                                Year Ended March 31, 2001                                 Directors for the Fiscal
                                                                                          Year Ended March 31, 2001
----------------------------------------------------------------------------------------------------------------------
Richard T. Hale/1,5/            $0                           $0                           $0
Chairman
----------------------------------------------------------------------------------------------------------------------
Truman T. Semans                $0                           $0                           $0
Director/1/
----------------------------------------------------------------------------------------------------------------------
Richard R. Burt                 $30,401/2/                   /3/                          $44,250 for service on 9
Director                                                                                  Boards
----------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman              $30,591/2/                   /3/                          $44,250 for service on 7
Director                                                                                  Boards
----------------------------------------------------------------------------------------------------------------------
Louis E. Levy                   $37,225/2/                   /3/                          $54,250 for service on 9
Director                                                                                  Boards
----------------------------------------------------------------------------------------------------------------------
Eugene J. McDonald              $37,225/2/                   /3/                          $54,250 for service on 9
Director                                                                                  Boards
----------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                $30,401/2/                   /3/                          $44,250 for service on 9
Director                                                                                  Boards
----------------------------------------------------------------------------------------------------------------------
Carl W. Vogt, Esq./4/           $30,720/2/                   /3/                          $44,250 for service on 9
Director                                                                                  Boards
----------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth             $30,401/2/                   /3/                          $44,250 for service on 9
Director                                                                                  Boards
----------------------------------------------------------------------------------------------------------------------

--------------------
/1/ A director who is, or may be, an 'interested person' as defined in the 1940
    Act.
/2/ Of amounts payable to Ms. Rimel and Messrs. Burt, Hardiman, Levy, McDonald,
    Vogt, and Wadsworth $30,401, $30,401, $9,175, $18,612, $37,225, $30,720 and
    $30,401 was deferred pursuant to a Deferred Compensation Plan.
/3/ Certain funds in the Fund Complex have adopted a retirement plan, as described below. The actuarially computed pension expense for the year ended March 31, 2001 was approximately $45,026.
/4/ Retired as Fund President effective December 19, 2000. Currently, a Director of the Fund.
/5/ Effective December 19, 2000, Mr. Hale also serves as President of the Fund.

     Certain funds in the Fund Complex have adopted a Retirement Plan for Directors who are not employees of the Fund, the Fund's Administrator or its respective affiliates (the 'Retirement Plan'). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. The Fund currently has two participants in the Retirement Plan, a Director who retired effective December 31, 1994 and another Director who retired effective December 31, 1996, each of whom qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each of the 24 funds that have adopted the Retirement Plan based upon the relative net assets of such fund. As of December 31, 2000, Messrs. McDonald and Levy have qualified for, but have not received, benefits.

     Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2000 are as follows: for Mr. Levy, 6 years; for Mr. McDonald, 8 years; for Mr. Vogt and Ms. Rimel, 5 years; for Mr. Hardiman, 2 years; and for Messrs. Burt and Wadsworth, 1 year.

----------------------------------------------------------------------------------------------------------------------
Years of Service Upon Retirement                      Estimated Annual Benefits Payable By Fund Complex
----------------------------------------------------------------------------------------------------------------------
                                                 Chairmen of Audit and                   Other Participants
                                                 Executive Committees
----------------------------------------------------------------------------------------------------------------------
 6 years                                                $4,900                                   $3,900
----------------------------------------------------------------------------------------------------------------------
 7 years                                                $9,800                                   $7,800
----------------------------------------------------------------------------------------------------------------------
 8 years                                               $14,700                                  $11,700
----------------------------------------------------------------------------------------------------------------------
 9 years                                               $19,600                                  $15,600
----------------------------------------------------------------------------------------------------------------------
10 years or more                                       $24,500                                  $19,500
----------------------------------------------------------------------------------------------------------------------

     On February 12, 2001, the Board of Directors of the Fund, as well as each fund participating in the Retirement Plan, voted to amend the Retirement Plan, effective January 1, 2001, as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Retirement Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at later of age 65 and 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 1, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

     Any Director of the Fund who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Hardiman, Levy, McDonald, Vogt, Burt, Wadsworth, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among the funds in the Deutsche Asset Management Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

     The Board of Directors of the Fund and ICCC have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit access persons, as this term is defined in the Codes of Ethics, to invest in securities that may be purchased or held by the Fund for their own accounts, but require compliance with the Codes' preclearance requirements. In addition, the Codes provide for trading 'blackout periods' that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. The Codes also prohibit short term trading profits and personal investment in initial public offerings. The Codes require prior approval with respect to purchases of securities in private placements.

     These codes of ethics are on public file with, and are available from, the SEC.

     The Company's principal underwriter, ICC Distributors, Inc. is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

                             THE INVESTMENT ADVISOR

     The Advisor is an indirect subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Asset Management Americas is an operating unit of Deutsche Bank consisting of ICCC and other asset management affiliates of Deutsche Bank. ICCC was organized in 1987.

     Pursuant to the terms of the Advisory Agreements, ICCC (a) supervises and manages the Fund's operations; (b) formulates and implements continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of each Series; (c) provides the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (d) provides the Fund with, or obtains for it, adequate office space and all necessary office equipment and services; (e) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or any Series of the Fund, and whether concerning the individual issuers whose securities are included in the Fund's Series or the activities in which they engage, or with respect to securities which ICCC considers desirable for inclusion in the portfolio of any of the Fund's Series; (f) determines which issuers and securities shall be represented in the portfolio of any of the Fund's Series; (g) takes all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervises the operations of the Fund's transfer and dividend disbursing agent; (i) provides the Fund with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and (j) arranges, but does not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities. ICCC may delegate its duties under the Advisory Agreements, and has delegated certain of such duties to its affiliate.

     As compensation for its services for the Fund, ICCC is entitled to receive a fee from each Series, calculated daily and paid monthly, at the following annual rates based upon each Series' aggregate average daily net assets: 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of that portion in excess of $3.5 billion. In addition, the Advisor is entitled to receive an additional fee with respect to the Prime Series and the Tax-Free Series, calculated daily and paid monthly, at the annual rate of 0.02% of the Prime Series' average daily net assets and 0.03% of the Tax-Free Series' average daily net assets. ICCC has contractually agreed to waive its fee for the Treasury Series by 0.05%. This agreement will continue until July 31, 2002 and may be extended. ICCC may, from time to time, voluntarily waive a portion of its advisory fee with respect to any Series to preserve or enhance the performance of the Series.

     Advisory fees paid by the Fund to ICCC for the last three fiscal years were as follows:

                                          For the Fiscal Year Ended March 31,
----------------------------------------------------------------------------------------------------------------------
                 2001                                    2000                                   1999
----------------------------------------------------------------------------------------------------------------------
              $22,259,121                             $17,516,716                            $14,541,722
   ($21,876,684 net of fee waivers)        ($17,139,470 net of fee waivers)
----------------------------------------------------------------------------------------------------------------------

     The Advisory Agreements continue in effect from year to year if each such agreement is specifically approved at least annually by the Fund's Board of Directors. including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares (as defined under 'The Fund and Its Shares'). The Fund or ICCC may terminate any Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreements terminate automatically in the event of an 'assignment,' as defined in the 1940 Act.

     ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to each Series. An affiliate of ICCC serves as custodian to the Fund. (See 'Transfer Agent, Custodian and Accounting Services.')

                                   DISTRIBUTOR

     ICC Distributors, Inc. ('ICC Distributors' or the 'Distributor'), serves as the distributor for each class of the Fund's shares pursuant to a Distribution Agreement (the 'Distribution Agreement'). ICC Distributors also serves as the distributor for other funds in the Deutsche Asset Management family of funds.

     The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of shares but shall not be obligated to sell any specific number of shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

     The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under 'The Fund and Its Shares') or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.

     As compensation for its services, ICC Distributors receives a distribution fee from the Fund, calculated daily and paid monthly, at the annual rate of 0.25% of the aggregate average daily net assets of the Deutsche Bank Alex. Brown Cash Reserve Prime, Treasury and Tax-Free Shares and the Deutsche Asset Management Cash Reserve Prime Class A Shares. ICC Distributors receives no compensation with respect to its services as distributor for the Deutsche Bank Alex. Brown Cash Reserve Prime, Treasury and Tax-Free Institutional Shares and none of ICC Distributors' compensation as distributor of the Fund's shares is allocated to the Institutional Shares. ICC Distributors receives a distribution fee from the Fund, calculated daily and paid monthly, at the annual rates of 0.60% of the average daily net assets of the Quality Cash Reserve Prime Shares and 0.75% of the average daily net assets of the Deutsche Asset Management Cash Reserve Prime Class B and Class C Shares. In addition, ICC Distributors receives a shareholder servicing fee, paid monthly, at an annual rate equal to 0.25% of the Deutsche Asset Management Cash Reserve Prime Class B and Class C Shares' average daily net assets and 0.07% of the Deutsche Bank Alex. Brown Cash Reserve Shares' (Prime Series, Treasury Series, Tax-Free Series) average daily net assets.

     As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:

                       For the Fiscal Year Ended March 31,
-----------------------------------------------------------------------------
             Fee                   2001          2000       1999
-----------------------------------------------------------------------------
Prime Shares 12b-1 Fee         $13,758,408  $10,408,188   $9,527,563
-----------------------------------------------------------------------------
Treasury Shares 12b-1 Fee       $1,866,121   $1,798,100   $1,964,145
-----------------------------------------------------------------------------
Tax-Free Shares 12b-1 Fee       $3,823,650   $2,877,907   $2,232,564
-----------------------------------------------------------------------------
Prime Shares Shareholder        $2,743,690   $2,106,168     $442,238/2/
Service Fee
-----------------------------------------------------------------------------
Treasury Shares Shareholder       $373,224     $359,515      $99,136/2/
Service Fee
-----------------------------------------------------------------------------
Tax-Free Shares Shareholder       $764,730     $575,581     $127,363/2/
Service Fee
-----------------------------------------------------------------------------
Quality Cash Reserve Prime        $343,098     $456,848             /3/
Shares 12b-1 Fee
-----------------------------------------------------------------------------
Deutsche Asset Management          $37,092      $37,421             /3/
Cash Reserve Prime Class A
12b-1 Fee
-----------------------------------------------------------------------------
Deutsche Asset Management          $55,918      $35,959       $4,613
Cash Reserve Prime Class B
12b-1 Shareholder Servicing
Fee
-----------------------------------------------------------------------------
Deutsche Asset Management           $8,100        N/A        N/A
Cash Reserve Prime Class C
12b-1 Fee and Shareholder
Servicing Fee1
-----------------------------------------------------------------------------

--------------------
/1/ Deutsche Asset Management Cash Reserve Prime Class C Shares began operations on January 18, 2000.
/2/ For the period from January 12, 1999 through March 31, 1999.
/3/ For the fiscal year ended March 31, 1999, the Cash Reserve Prime Class A
    Shares' and the Quality Cash Reserve Prime Shares' 12b-1 fees are included in the amount for the Prime Shares' 12b-1 fee.

     Pursuant to the Distribution Agreement, ICC Distributors may pay certain promotional and advertising expenses and, except in the case of the Institutional Shares, may compensate certain registered securities dealers and banks and other financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by ICC Distributors to certain registered securities dealers are paid by ICC Distributors out of fees received by ICC Distributors from the Fund. In addition, the Fund may enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Specifically, ICC Distributors may compensate certain registered securities dealers for opening accounts, processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund, and communicating with the Fund and its transfer agent on behalf of Fund shareholders. ICC Distributors may also enter into shareholder processing and servicing agreements ('Shareholder Servicing Agreements') with any securities dealer who is registered under the Securities Exchange Act of 1934 and is a member in good standing of the National Association of Securities Dealers, Inc. and (except for the Quality Cash Reserve Prime Shares) with banks and other financial institutions who may wish to establish accounts or sub-accounts on behalf of their customers (collectively, such securities dealers, banks and financial institutions are referred to as 'Shareholder Servicing Agents').

     ICC Distributors may make payments to Shareholder Servicing Agents out of its distribution fee, for processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and operations of the Fund and communicating with the Fund, its transfer agent and ICC Distributors. The fees payable to Shareholder Servicing Agents under Shareholder Servicing Agreements will be negotiated by ICC Distributors. ICC Distributors will report quarterly to the Fund's Board of Directors on the rate to be paid under each such agreement and the amounts paid or payable under such agreements. The rate will be based upon ICC Distributors' analysis of: (1) the nature, quality and scope of services being provided by the Shareholder Servicing Agent; (2) the costs incurred by the Shareholder Servicing Agent in connection with providing services to shareholders; (3) the amount of assets being invested in shares of the Fund; and (4) the contribution being made by the Shareholder Servicing Agent toward reducing the Fund's expense ratio. The provisions of the Distribution Agreement authorizing payments by ICC Distributors for advertisements, promotional materials, sales literature and printing and mailing of prospectuses to other than Fund shareholders and payments by ICC Distributors and the Fund to Shareholder Servicing Agents may be deemed to constitute payments by the Fund to support distribution.

     Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted seven separate distribution plans: one for the Deutsche Asset Management Cash Reserve Prime Class A Shares; one for the Deutsche Asset Management Cash Reserve Prime Class B Shares; one for the Deutsche Asset Management Cash Reserve Prime Class C Shares; one for the Deutsche Bank Alex. Brown Cash Reserve Prime Shares; one for the Deutsche Bank Alex. Brown Cash Reserve Treasury Shares; one for the Deutsche Bank Alex. Brown Cash Reserve Tax-Free Shares and one for the Quality Cash Reserve Prime Shares (the 'Plans'). Amounts allocated to Participating Dealers or Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Plans with respect to shares held by or on behalf of customers of such entities.

     The Plans will remain in effect from year to year provided that each agreement and Plan is specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. In approving the Plans, the directors determined, in the exercise of their business judgment and in light of their fiduciary duties as directors of the Fund, that there was a reasonable likelihood that such Plans would benefit the Fund and its shareholders. Although it is a primary objective of each Plan to reduce expenses of the Fund by fostering growth in the Fund's net assets, there can be no assurance that this objective of each Plan will be achieved; however, based on the data and information presented to the Board of Directors by ICC Distributors, the Board of Directors determined that there is a reasonable likelihood that the benefits of growth in the size of the Fund can be accomplished under the Plan.

     Each Plan will be renewed only if the directors make a similar determination prior to each renewal term. The Plans may not be amended to increase the maximum amount of payments by ICC Distributors to Shareholder Servicing Agents without shareholder approval, and all material amendments to the provisions of the Distribution Agreement relating to the Plan must be approved by a vote of the Board of Directors and of the directors who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote. When the Board of Directors of the Fund approved the Plans, the Board of Directors requested and evaluated such information as it deemed reasonably necessary to make an informed determination that the agreements and Plans should be approved. The Board considered and gave appropriate weight to all pertinent factors necessary to reach the good faith judgment that the Plans would benefit the Fund and its shareholders. During the continuance of the Plans, ICC Distributors will report in writing to the Fund's Board of Directors annually the amounts and purposes of such payments for services rendered to shareholders by securities dealers and financial institutions who have executed Shareholder Servicing Agreements.

     In addition, the Deutsche Bank Alex. Brown Cash Reserve Shares of the Prime, Treasury and Tax-Free Series have each adopted a Shareholder Service Plan. Each plan compensates Shareholder Servicing Agents for services for which they are not otherwise being compensated under a dealer or shareholder servicing agreement entered into pursuant to the Plan for the shares. These plans will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the vote of the Fund's Board of Directors.

Expenses

     ICCC and the Distributor furnish, without cost to the Fund, such personnel as are required, for the proper conduct of the Fund's affairs and to carry out their obligations under the Distribution Agreement and the Advisory Agreements. The Advisor maintains, at its own expense and without cost to the Fund, trading functions in order to carry out its obligation to place orders for the purchase and sale of portfolio securities for the Prime, Treasury or Tax-Free Series, as appropriate. ICC Distributors bears the expenses of printing and distributing prospectuses (other than those prospectuses distributed to existing shareholders of the Fund) and any other promotional or sales literature used by ICC Distributors or furnished by ICC Distributors to purchasers or dealers in connection with the public offering of the Fund's shares, the expenses of advertising in connection with such public offering and all legal expenses in connection with the foregoing.

     The Fund pays or causes to be paid all other expenses of the Fund, including, without limitation: the fees of ICC Distributors and ICCC; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any share transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders (prospectuses distributed to prospective shareholders are paid for by ICC Distributors); all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operations unless otherwise explicitly assumed by ICC Distributors or ICCC.

     The address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

     Expenses which are attributable to any of the Fund's three Series are charged against the income of such Series in determining net income for dividend purposes. Expenses of the Fund which are not directly attributable to the operations of a particular Series are allocated among the Series based upon the relative net assets of each Series. Expenses attributable to a class of shares of a Series are allocated to that class.

                             PORTFOLIO TRANSACTIONS

     The Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Fund may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter. During the fiscal years ended March 31, 2001, March 31, 2000 and March 31, 1999, the Fund incurred no brokerage commissions.

     The Fund does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity. The Fund's fundamental policies require that investments mature within one year or less, and the amortized cost method of valuing portfolio securities requires that the Fund maintain an average weighted portfolio maturity of 90 days or less. Both policies may result in relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the Fund's net income or expenses.

     The Advisor's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Advisor may, at its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by the Advisor to be beneficial to the Fund's investment program. Certain research services furnished by dealers may be useful to the Advisor with clients other than the Fund. Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. The Advisor is of the opinion that the material received is beneficial in supplementing its research and analysis, and, therefore, may benefit the Fund by improving the quality of its investment advice. The advisory fee paid by the Fund is not reduced because the Advisor receives such services. During the fiscal years ended March 31, 2001, March 31, 2000, and March 31, 1999, the Advisor directed no transactions to dealers and paid no related commissions because of research services provided to the Fund.

     The Fund is required to identify any securities of its 'regular brokers or dealers' (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of March 31, 2001, the Fund held the following securities of its regular broker-dealers on behalf of the Prime Series.

----------------------------------------------------------------------------------------------
Issuer                               Type of Security              Dollar Amount of Securities

----------------------------------------------------------------------------------------------
Bank of America                      Commercial Paper 5.23%                   $39,767,556

                                     Commercial Paper 6.31%                   $54,479,425
----------------------------------------------------------------------------------------------
Associates First Capital Corp.       Commercial Paper 5.03%                   $41,900,238

                                     Commercial Paper 4.96%                   $49,876,000

                                     Commercial Paper 4.97%                   $74,751,500

                                     Commercial Paper 4.97%                   $29,896,458
----------------------------------------------------------------------------------------------
Goldman Sachs & Co.                  Commercial Paper 5.59%                   $49,774,847

                                     Commercial Paper 5.37%                    $39361,567
----------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.     Commercial Paper 5.35%                   $24,918,264

                                     Commercial Paper 5.01%                   $59,615,900
----------------------------------------------------------------------------------------------
Associates Corp. of North America    5.48% Floating Rate Note                 $50,066,891
----------------------------------------------------------------------------------------------
Chase Manhattan Corporation          5.36% Floating Rate Note                  $5,012,070

                                     6.479% Floating Rate Note                $24,784,182

                                     4.956% Floating Rate Note                $15,522,082
----------------------------------------------------------------------------------------------
J.P. Morgan Chase & Co.              5.678% Floating Rate Note                $64,068,118
----------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.            6.645% Floating Rate Note                $29,999,963

                                     5.036% Floating Rate Note                $49,999,767

                                     5.036% Floating Rate Note                $29,999,863

                                     4.988% Floating Rate Note                $50,001,275

                                     5.41% Floating Rate Note                 $20,006,545

                                     5.355% Floating Rate Note                $25,000,000
----------------------------------------------------------------------------------------------


     The Advisor and its affiliates manage several other investment accounts, some of which may have objectives similar to that of the Fund. It is possible that at times, identical securities will be acceptable for one or more of such investment accounts. However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Fund and such accounts in a manner deemed equitable by the Advisor. The Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. The allocation and combination of simultaneous securities purchases on behalf of the Fund's three series will be made in the same way that such purchases are allocated among or combined with those of other such investment accounts. Simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

     Portfolio securities will not be purchased from or sold to or through any 'affiliated person' of the Advisor, as defined in the 1940 Act. In making decisions with respect to purchase of portfolio securities for the Fund, the Advisor will not take into consideration whether a dealer or other financial institution has executed a Shareholder Servicing Agreement with ICC Distributors.

     Provisions of the 1940 Act and rules and regulations thereunder have been construed to prohibit the Fund's purchasing securities or instruments from or through, or selling securities or instruments to or through, any holder of 5% or more of the voting securities of any investment company managed or advised by the Advisor. The Fund has obtained an order of exemption from the SEC which permits the Fund to engage in such transactions with a 5% holder, if the 5% holder is one of the 50 largest U.S. banks measured by deposits. Purchases from these 5% holders are subject to quarterly review by the Fund's Board of Directors, including the Independent Directors. Additionally, such purchases and sales are subject to the following conditions:

(1) The Fund will maintain and preserve a written copy of the internal control procedures for the monitoring of such transactions, together with a written record of any such transactions setting forth a description of the security purchased or sold, the identity of the purchaser or seller, the terms of the purchase or sale transactions and the information or materials upon which the determinations to purchase or sell each security were made;

(2) Each security to be purchased or sold by the Fund will be: (i) consistent with the Fund's investment policies and objectives; (ii) consistent with the interests of the Fund's shareholders; and (iii) comparable in terms of quality, yield, and maturity to similar securities purchased or sold during a comparable period of time;

(3) The terms of each transaction will be reasonable and fair to the Fund's shareholders and will not involve overreaching on the part of any person; and

(4) Each commission, fee, spread or other remuneration received by a 5% holder will be reasonable and fair compared to the commission, fee, spread or other remuneration received by other brokers or dealers in connection with comparable transactions involving similar securities purchased or sold during a comparable period of time and will not exceed the limitations set forth in Section 17(e)(2) of the 1940 Act.

                         SEMI-ANNUAL AND ANNUAL REPORTS

     The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a schedule of investments held in the Fund's portfolios and its financial statements.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland, 21201, are the independent accountants to the Fund.

                                  LEGAL MATTERS

     Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103, serves as counsel to the Fund.

                TRANSFER AGENT, CUSTODIAN AND ACCOUNTING SERVICES

     Bankers Trust Company ('Bankers Trust'), an affiliate of ICCC, 130 Liberty Street, New York, NY 10006, serves as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended March 31, 2001, Bankers Trust was paid $756,611 as compensation for providing custody services to the Fund. ICCC, One South Street, Baltimore, MD 21202, the Fund's investment advisor, provides accounting services for each Series. In addition, ICCC serves as the Fund's transfer and dividend disbursing agent. ICCC receives such compensation from the Fund (or, with respect to accounting fees, from the Prime, Treasury or Tax-Free Series, as appropriate) for services in such capacities as are agreed to from time to time by ICCC and the Fund.

     As compensation for providing accounting services to each Series of the Fund, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

-------------------------------------------------------------------------------
      Average Daily Net Assets     Incremental Annual Accounting Fee Per Series
-------------------------------------------------------------------------------
            $ 0 - $10,000,000                   $13,000 (fixed fee)
-------------------------------------------------------------------------------
      $10,000,000-$20,000,000                         0.100%
-------------------------------------------------------------------------------
      $20,000,000-$30,000,000                         0.080%
-------------------------------------------------------------------------------
      $30,000,000-$40,000,000                         0.060%
-------------------------------------------------------------------------------
      $40,000,000-$50,000,000                         0.050%
-------------------------------------------------------------------------------
      $50,000,000-$60,000,000                         0.040%
-------------------------------------------------------------------------------
      $60,000,000-$70,000,000                         0.030%
-------------------------------------------------------------------------------
     $70,000,000-$100,000,000                         0.020%
-------------------------------------------------------------------------------
    $100,000,000-$500,000,000                         0.015%
-------------------------------------------------------------------------------
  $500,000,000-$1,000,000,000                         0.005%
-------------------------------------------------------------------------------
          over $1,000,000,000                         0.001%
-------------------------------------------------------------------------------

     In addition, each Series, as appropriate, will reimburse ICCC for the following out-of-pocket expenses incurred in connection with ICCC's performance of accounting services for such Series: express delivery, independent pricing and storage.

     For the fiscal year ended March 31, 2001, ICCC received fees of $192,423 for providing accounting services to the Prime Series, $132,501 for providing accounting services to the Treasury Series and $146,386 for providing accounting services to the Tax-Free Series.

     As compensation for providing transfer agency services, the Fund pays ICCC up to $31.68 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended March 31, 2001, such fees totaled $4,425,540 for the Prime Series, $297,544 for the Treasury Series and $372,942 for the Tax-Free Series, respectively.

                         PRINCIPAL HOLDERS OF SECURITIES

     To Fund management's knowledge, the following persons owned beneficially or of record 5% or more of the outstanding shares of a class of the Fund, as of July 10, 2001.*

----------------------------------------------------------------------------------------------------------------------
Name and Address                            Owned of Record        Beneficially Owned     Percentage of Ownership
----------------------------------------------------------------------------------------------------------------------
Dean Witter FBO                                                             Y             6.78% of Deutsche Asset
Baussner Family Partnership                                                               Management Cash Reserve
PO Box 250                                                                                Prime Class B Shares
New York, NY 10008-0250
----------------------------------------------------------------------------------------------------------------------
Prudential Securities Inc. FBO                                              Y             7.69% of Deutsche Asset
Mr. Howard B. Hankins TTEE                                                                Management Cash Reserve
FBO Hankins Family Trust 'C'                                                              Prime Class C Shares
UA DTD 07/23/87
772 El Mirador Drive
Fullerton, CA  92835-1821
----------------------------------------------------------------------------------------------------------------------
Deutsche Banc Alex. Brown Inc.                                              Y             7.00% of Deutsche Asset
FBO 246-00072-10                                                                          Management Cash Reserve
PO Box 1346                                                                               Prime Class C Shares
Baltimore, MD  21203-1346
----------------------------------------------------------------------------------------------------------------------
Alex. Brown & Sons Inc.                                                     Y             7.16% of Quality Cash
A/C 0074855106                                                                            Reserve Prime Shares
PO Box 1346
Baltimore, MD  21203-1346
----------------------------------------------------------------------------------------------------------------------
Alex. Brown & Sons Inc.                                                     Y             10.21% of Quality Cash
A/C 0081930226                                                                            Reserve Prime Shares
PO Box 1346
Baltimore, MD  21203-1346
----------------------------------------------------------------------------------------------------------------------
Alex. Brown & Sons Inc.                                                     Y             13.02% of Tax-Free Shares
A/C 00024737656
PO Box 1346
Baltimore, MD  21203-1346
----------------------------------------------------------------------------------------------------------------------
Alex. Brown & Sons Inc.                                                     Y             5.36% of Treasury Shares
A/C 0020702789
PO Box 1346
Baltimore, MD  21203-1346
----------------------------------------------------------------------------------------------------------------------
Alex. Brown & Sons Inc.                                                     Y             40.94% of Tax-Free
A/C 00065010788                                                                           Institutional Shares
PO Box 1346
Baltimore, MD  21203-1346
----------------------------------------------------------------------------------------------------------------------
Alex. Brown & Sons Inc.                                                     Y             6.36% of Tax-Free
A/C 0022312479                                                                            Institutional Shares
PO Box 1346
Baltimore, MD  21203-1346
----------------------------------------------------------------------------------------------------------------------
Alex. Brown & Sons Inc.                                                     Y             6.10% of Tax-Free
A/C 0022273016                                                                            Institutional Shares
PO Box 1346
Baltimore, MD  21203-1346
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Alex. Brown & Sons Inc.                                                     Y             5.32% of Tax-Free
A/C 00022212349                                                                           Institutional Shares
PO Box 1346
Baltimore, MD  21203-1346
----------------------------------------------------------------------------------------------------------------------
Alex. Brown & Sons Inc.                                                     Y             5.32% of Tax-Free
A/C 00024771033                                                                           Institutional Shares
PO Box 1346
Baltimore, MD  21203-1346
----------------------------------------------------------------------------------------------------------------------
Alex. Brown & Sons Inc.                                                     Y             5.08% of Tax-Free
A/C 00022809439                                                                           Institutional Shares
PO Box 1346
Baltimore, MD  21203-1346
----------------------------------------------------------------------------------------------------------------------
Alex. Brown & Sons Inc.                                                     Y             20.86% of Prime
A/C 00065010788                                                                           Institutional Shares
PO Box 1346
Baltimore, MD  21203-1346
----------------------------------------------------------------------------------------------------------------------
Alex. Brown & Sons Inc.                                                     Y             5.87% of Prime
A/C 00022271050                                                                           Institutional Shares
PO Box 1346
Baltimore, MD  21203-1346
----------------------------------------------------------------------------------------------------------------------
Alex. Brown & Sons Inc.                                                     Y             44.84% of Treasury
A/C 00065010788                                                                           Institutional Shares
PO Box 1346
Baltimore, MD  21203-1346
----------------------------------------------------------------------------------------------------------------------
Alex. Brown & Sons Inc.                                                     Y             12.07% of Treasury
A/C 00020102538                                                                           Institutional Shares
PO Box 1346
Baltimore, MD  21203-1346
----------------------------------------------------------------------------------------------------------------------

     As of July 10, 2001 the directors and officers of the Fund owned an aggregate of less than 1% of the Fund's shares or any class thereof.

     * To Fund management's knowledge, Deutsche Banc Alex. Brown Inc. owned less than 1% of any Series of the Fund, as of July 10, 2001.


                                  CURRENT YIELD

     Set forth below are the current, effective and taxable-equivalent yields, as applicable, for each class or series of the Fund's shares for the seven-day period ended March 31, 2001.

             Series or class                   Current Yield         Effective Yield      Taxable-Equivalent Yield*
Cash Reserve Prime Shares                          6.03%                 6.19%                     10.25%
Institutional Prime Shares                         6.33%                 6.51%                     10.78%
Quality Cash Reserve Prime Shares                  5.73%                 5.88%                      9.74%
Deutsche Asset Management Cash Reserve             6.06%                 6.23%                     10.31%
Prime Class A Shares
Deutsche Asset Management Cash Reserve             5.38%                 5.51%                      9.12%
Prime Class B Shares
Deutsche Asset Management Cash Reserve             5.33%                 5.46%                      9.04%
Prime Class C Shares
Cash Reserve Treasury Shares                       5.67%                 5.81%                      9.62%
Institutional Treasury Shares                      5.97%                 6.13%                     10.15%
Cash Reserve Tax-Free Shares                       3.86%                 3.92%                      6.49%
Institutional Tax-Free Shares                      4.16%                 4.23%                      7.00%

--------------------
* Assumes a tax rate of 39.6%.

     The yield for each Series of the Fund can be obtained by calling your Participating Dealer or Shareholder Servicing Agent. Quotations of yield on each Series of the Fund may also appear from time to time in the financial press and in advertisements.

     The current yields quoted will be the net average annualized yield for an identified period, usually seven consecutive calendar days. Yield for each Series or class will be computed by assuming that an account was established with a single share of a Series (the 'Single Share Account') on the first day of the period. To arrive at the quoted yield, the net change in the value of that Single Share Account for the period (which would include dividends accrued with respect to the share, and dividends declared on shares purchased with dividends accrued and paid, if any, but would not include realized gains and losses or unrealized appreciation or depreciation) will be multiplied by 365 and then divided by the number of days in the period, with the resulting figure carried to the nearest hundredth of one percent. The Fund may also furnish a quotation of effective yield for each Series or class that assumes the reinvestment of dividends for a 365 day year and a return for the entire year equal to the average annualized yield for the period, which will be computed by compounding the unannualized current yield for the period by adding 1 to the unannualized current yield, raising the sum to a power equal to 365 divided by the number of days in the period, and then subtracting 1 from the result.

     In addition, the Fund may furnish a quotation of the Tax-Free Series' taxable-equivalent yield, which will be computed by dividing the tax-exempt portion of such Series' effective yield for a stated consecutive seven day period by one minus the investor's stated income tax rate and adding the product to the portion of the yield for the same consecutive seven day period that is not tax-exempt. The resulting yield is what the investor would need to earn from a taxable investment in order to realize an after-tax benefit equal to the tax-free yield provided by the Tax-Free Series.

     Historical yields are not necessarily indicative of future yields. Rates of return will vary as interest rates and other conditions affecting money market instruments change. Yields also depend on the quality, length of maturity and type of instruments in each of the Fund's Series and each Series' or class' operating expenses. Quotations of yields will be accompanied by information concerning the average weighted maturity of the portfolio of a Series. Comparison of the quoted yields of various investments is valid only if yields are calculated in the same manner and for identical limited periods. When comparing the yield for any Series of the Fund with yields quoted with respect to other investments, shareholders should consider (a) possible differences in time periods, (b) the effect of the methods used to calculate quoted yields, and
(c) the quality and average-weighted maturity of portfolio investments, expenses, convenience, liquidity and other important factors.

                              FINANCIAL STATEMENTS

     The financial statements for the Fund for the fiscal year ended March 31, 2001 are incorporated herein by reference to the Fund's Annual Report, which has been filed with the SEC, dated March 31, 2001.

                                   APPENDIX A

Description of Securities Ratings

Corporate Bond Ratings

Description of S&P's Corporate Bond Ratings:

o AAA - Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
o AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
o Plus (+) or Minus (-) - S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

Description of Moody's Corporate Bond Ratings:

o Aaa - Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt-edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
o Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present making the long-term risks appear somewhat larger than in Aaa securities.
o Numerical Modifiers (1, 2, 3) - Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Fitch's Corporate Bond Ratings:

o AAA - Bonds rated AAA have the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is unlikely to be adversely affected by foreseeable events.
o AA - Bonds rated AA have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Municipal Bond Ratings

Description of S&P's Municipal Bond Ratings:

o AAA - An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
o AA - An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
o Plus (+) or Minus (-) - S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody's Municipal Bond Ratings:

o Aaa--Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
o Aa--Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
o Numerical Modifiers (1, 2, 3) - Moody's may apply the numerical modifier in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating classification; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the security ranks in the lower end of its generic rating classification.

Municipal Note Ratings

Description of S&P's Municipal Note Ratings:

     Municipal notes with maturities of three years or less are usually given note ratings to distinguish more clearly the credit quality of notes as compared to bonds.

o SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
o SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Description of Moody's Municipal Note Ratings:

o MIG-1/VMIG-1 - The best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
o MIG-2/VMIG-2 - High quality, with ample margins of protection, although not as large as the preceding group.

Short-Term Ratings

Description of S&P Short-Term Ratings:

o A-1 - The highest ratings category by Standard & Poor's. The obligors capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
o A-2 - Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Description of Moody's Short-Term Ratings:

o Prime-1 - Have a superior ability for repayment of senior short-term debt obligations.
o Prime-2 - Have a strong ability for repayment of senior short-term debt obligations.

Description of Fitch's Short-Term Ratings:

o F1+ - Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments. The Plus (+) denotes exceptionally strong credit quality.
o F1 - Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

Description of Thomson Bank Watch Short-Term Ratings:

o T-1--The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.
o T-2--The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated 'TBW-1'.
o T-3--The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.
o T-4--The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Description of Thomson Bank Watch Long-Term Ratings:

o AAA--The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.
o AA--The second-highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

o A--The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated 'a' could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
o BBB--The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated 'BBB' are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Non-Investment Grade

(Issues regarded as having speculative characteristics in the likelihood of timely repayment of principal and interest.)

o BB--While not investment grade, the 'BB' rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.
o B--Issues rated 'B' show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.
o CCC--Issues rated 'CCC' clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.
o CC--'CC' is applied to issues that are subordinate to other obligations rated 'CCC' and are afforded less protection in the event of bankruptcy or reorganization.
o D--Default These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation 'local currency'.
o Ratings in the Long-Term Debt categories may include a plus (+) or Minus (-) designation, which indicates where within the respective category the issue is placed.